Defined Technology PortfolioSM	Series 00E [9/7/00 - Current Offering] | cusip: 29471T246

Fund Overview
As of September 21, 2000
Closing NAV: 0.91811	Previous Close: 0.91811	Change: 0.00000	% Change: 0.00000%
The Objective:
The Portfolio seeks capital appreciation by investing in a selection of technology stocks.

The Strategy:
By applying a Rebalancing Model to the Merrill Lynch 100 Technology IndexSM(ML 100 Index), the Portfolio seeks to outperform the Index by reweighting Index stocks to increase potential return. Each year, Defined Asset Funds intends to apply the Rebalancing Model to the ML 100 Index to create a new Portfolio. You can choose to roll your investment into this new Portfolio, if available, or redeem your investment. Although this is a one-year investment, we recommend you continue with this Strategy for at least three to five years for potentially more consistent results.
Offered By: This portfolio is offered by Merrill Lynch (TEC00E).

Portfolio Holdings
Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of September 21, 2000
Security	Symbol	Price	% of Portfolio
Juniper Networks, Inc.	JNPR	211.11	2.75
Ariba, Inc.	ARBA	152.31	1.99
QUALCOMM, Inc.	QCOM	71.94	1.85
Palm, Inc.	PALM	53.19	1.76
i2 Technologies, Inc.	ITWO	178.50	1.73
Paychex, Inc.	PAYX	46.50	1.71
Vitesse Semiconductor Corporation	VTSS	86.00	1.70
CIENA Corporation	CIEN	114.25	1.68
Xerox Corporation	XRX	16.31	1.66
E*TRADE Group, Inc.	EGRP	18.88	1.63
Intuit, Inc.	INTU	55.50	1.56
Computer Sciences Corporation	CSC	75.00	1.56
National Semiconductor Corporation	NSM	42.94	1.54
Parametric Technology Corporation	PMTC	11.75	1.49
Gateway, Inc.	GTW	56.80	1.46
ASM Lithography Holding N.V.	ASML	34.19	1.45
First Data Corporation	FDC	40.63	1.44
Novell, Inc.	NOVL	9.72	1.44
Electronic Data Systems Corporation	EDS	44.38	1.44
Compuware Corporation	CPWR	9.06	1.43
Unisys Corporation	UIS	11.38	1.43
Electronic Arts, Inc.	ERTS	47.38	1.43
Micron Technology, Inc.	MU	62.50	1.42
Siebel Systems, Inc.	SEBL	102.75	1.38
Computer Associates International, Inc.	CA	27.00	1.37
BroadVision, Inc.	BVSN	30.13	1.36
Lexmark International Group, Inc.	LXK	54.69	1.35
Amazon.com, Inc.	AMZN	40.06	1.35
VeriSign, Inc.	VRSN	191.19	1.34
At Home Corporation	ATHM	14.81	1.33
BMC Software, Inc.	BMCS	20.25	1.31
Citrix Systems, Inc.	CTXS	19.13	1.29
Sycamore Networks, Inc.	SCMR	113.39	1.29
CMGI, Inc.	CMGI	36.44	1.27
Exodus Communications, Inc.	EXDS	59.38	1.21
Inktomi Corporation	INKT	125.94	1.18
Network Appliance, Inc.	NTAP	136.50	1.14
TIBCO Software, Inc.	TIBX	71.81	1.11
Metromedia Fiber Network, Inc.	MFNX	25.63	1.00
Adobe Systems, Inc.	ADBE	157.00	0.95
VERITAS Software Corporation	VRTS	136.13	0.91
Taiwan Semiconductor Manufacturing Company Limited	TSM	26.75	0.89
Seagate Technology, Inc.	SEG	64.13	0.88
SONY Corporation	SNE	116.25	0.86
Tellabs, Inc.	TLAB	49.38	0.84
PMC-Sierra, Inc.	PMCS	225.69	0.83
LSI Logic Corporation	LSI	36.50	0.82
Automatic Data Processing, Inc.	AUD	62.13	0.81
EMC Corporation	EMC	100.88	0.81
Alcatel	ALA	68.81	0.81
Broadcom Corporation	BRCM	239.50	0.80
Molex, Inc.	MOLX	52.94	0.80
Xilinx, Inc.	XLNX	84.88	0.80
America Online, Inc.	AOL	56.25	0.79
Comverse Technology, Inc.	CMVT	90.81	0.79
Infosys Technologies Limited	INFY	130.50	0.79
Compaq Computer Corporation	CPQ	30.88	0.79
Altera Corporation	ALTR	54.31	0.78
Maxim Integrated Products, Inc.	MXIM	80.31	0.78
Sun Microsystems, Inc.	SUNW	116.44	0.78
Linear Technology Corporation	LLTC	66.31	0.78
Dell Computer Corporation	DELL	37.94	0.78
Motorola, Inc.	MOT	33.00	0.78
Solectron Corporation	SLR	47.06	0.77
Philips Electronics N.V.	PHG	44.31	0.77
Nokia Corporation	NOK	41.44	0.76
Analog Devices, Inc.	ADI	87.56	0.76
Yahoo! Inc.	YHOO	108.13	0.76
International Business Machines Corporation	IBM	126.06	0.76
Apple Computer, Inc.	AAPL	56.69	0.76
Cisco Systems, Inc.	CSCO	61.13	0.76
Intel Corporation	INTC	61.48	0.74
Nextel Communications, Inc.	NXTL	46.94	0.74
Microsoft Corporation	MSFT	64.19	0.73
Texas Instruments, Inc.	TXN	57.31	0.73
ADC Telecommunications, Inc.	ADCT	32.88	0.72
STMicroelectronics N.V.	STM	52.00	0.72
Applied Materials, Inc.	AMAT	73.50	0.72
Oracle Corporation	ORCL	78.94	0.72
JDS Uniphase Corporation	JDSU	103.50	0.70
eBay, Inc.	EBAY	71.19	0.69
Nortel Networks Corporation	NT	65.50	0.68
SAP AG	SAP	54.31	0.67
Hewlett-Packard Company	HWP	99.94	0.67
Telefonaktiebolaget LM Ericsson AB	ERICY	16.42	0.67
KLA-Tencor Corporation	KLAC	49.31	0.66
Lucent Technologies, Inc.	LU	33.56	0.64
Commerce One, Inc.	CMRC	69.00	0.63
Conexant Systems, Inc.	CNXT	47.31	0.62
Terra Networks, S.A.	TRRA	36.31	0.57
Phone.com, Inc.	PHCM	109.75	0.55
Teradyne, Inc.	TER	40.38	0.54
Vignette Corporation	VIGN	31.00	0.53
Portal Software, Inc.	PRSF	42.13	0.51
Foundry Networks, Inc.	FDRY	61.27	0.37
RealNetworks, Inc.	RNWK	40.00	0.35
DoubleClick, Inc.	DCLK	39.94	0.35
Priceline.com, Inc.	PCLN	21.56	0.30
Internap Network Services Corporation	INAP	27.63	0.24
Internet Capital Group, Inc.	ICGE	24.19	0.15

Selection Methodology
The stocks for the Portfolio were selected by applying a quantitative model developed by Bernard V. Tew, Ph.D., Chairman of Q.E.D. Investments. The model was designed to improve returns and control risk in the speculative technology sector. As Portfolio Consultant, Dr. Tew works closely with Defined Asset Funds to implement the following stock selection process:

Define the Universe: We begin by defining the universe of stocks. In this case, we use the ML 100 Technology Index for its diversification within the technology sector, as well as its emphasis on highly capitalized stocks.

Reweight the Index: We then reweight the ML 100 Index, stock by stock. Stocks considered most attractive, those with the best prices relative to potential performance, are weighted most heavily. Stocks with less attractive prices relative to returns are underweighted. This reweighting is designed to enhance potential return.

Construct an Enhanced Portfolio: Stocks in the ML 100 Index are then analyzed by the Portfolio Consultant for historical correlation relationships, to identify stocks whose prices move inversely to one another. These relationships create a portfolio of stocks that complement each other and seeks to reduce volatility.

Rebalance the Portfolio: Because we believe the Model works best over a one-year period, Defined Asset Funds and the Portfolio Consultant plan to construct a new Portfolio each year. The Model will be reapplied to the ML 100 Index to determine the weightings for a new Defined Technology Portfolio.

Fees & Expenses
Defining Your Costs First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 9/7/00)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.271%	$2.68

Estimated Organization Costs		$1.07

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge on that Portfolio.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 to $4,999,999	0.75%
$5,000,000 or more	0.35%

Is this Fund appropriate for you?
Yes, if you want capital appreciation. You may benefit from a professionally selected portfolio whose risk is reduced by investing in equity securities of different issuers. Because all of the Portfolio stocks are concentrated in the technology sector, this Portfolio is not designed to be a complete investment program.

The Portfolio is not appropriate for you if you are unwilling to take the additional risk involved with an aggressive growth equity investment. It generally is not appropriate if you are seeking preservation of capital or current income.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

The Portfolio contains foreign stocks which may involve special risks such as higher price volatility, currency fluctuations and political developments.

The Portfolio consists exclusively of stocks from the technology sector and should not be considered a complete investment program.

The Portfolio does not reflect research opinions or any buy or sell recommendations from the Sponsor.

There can be no assurance that this Portfolio will meet its objective or that it will outperform the ML100 Index.

The Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. Therefore, the Portfolio should be considered speculative.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
One (1) per year

Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment). As such, your investment will increase. Taking part in the cycle of reinvestment may compound the returns of your Defined Fund investment.
Tax Reporting
When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on any net long-term capital gains (currently no more than 20%).

Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. Federal Income Taxes.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Trustee

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

This fund is eligible for purchase through the Unlimited Advantage SM program. Therefore, performance information, fees and expenses will differ from those shown on this site. Please contact your financial professional for details specific to Unlimited Advantage accounts.

 Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

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